EATON VANCE SHORT DURATION HIGH INCOME FUND

Supplement to Summary Prospectus dated March 1, 2025

as may be supplemented and/or revised from time to time

The following change is effective March 31, 2025:

The following replaces “Portfolio Managers” under “Management”:

Portfolio Managers

Justin H. Bourgette, CFA, Managing Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since March 2025.

Stephen C. Concannon, CFA, Managing Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund and the Portfolio the Fund previously invested in since December 2019.

Kelley Gerrity, Managing Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund and the Portfolio the Fund previously invested in since March 2019.

Bo Hunt, Managing Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since March 2025.

March 24, 2025	48598-00 3.24.25